UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☒
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☐	Definitive Proxy Statement		mission Only (as permitted by
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☐	Soliciting Material Pursuant to § 240.14a-12
Doral Financial Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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1451 F.D. Roosevelt Avenue
San Juan, Puerto Rico 00920-2717

January 29, 2010

Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders of Doral Financial Corporation (“Doral Financial”). The meeting will be held on the second floor of the Doral Financial Plaza Building located at 1451 F.D. Roosevelt Avenue, San Juan, Puerto Rico on February 9, 2010. The meeting will begin promptly at 8:00 a.m., AST.

Details of the business to be conducted at the special meeting are given in the attached notice of special meeting and proxy statement.

Only shareholders of record as of the close of business on January 25, 2010 are entitled to notice of, and to vote, at the special meeting or any adjournments. A list of these shareholders will be available for inspection for a period of ten days prior to the special meeting at the office of Doral Financial on the ninth floor of the Doral Financial Plaza Building, 1451 F.D. Roosevelt Avenue, San Juan, Puerto Rico, and will also be available for inspection at the meeting itself.

Shareholders are urged to review carefully the enclosed proxy statement and complete, sign and return your proxy card in the envelope provided, even if you plan to attend the meeting. YOUR VOTE IS IMPORTANT. The prompt return of your proxy card will ensure that your vote is counted. Please note that sending us your proxy will not prevent you from voting in person at the meeting if you so desire.

This Proxy Statement and the accompanying proxy card are being mailed to our shareholders beginning on or about January 29, 2010.

We appreciate your support.

Sincerely,

Glen R. Wakeman
President and Chief Executive Officer

1451 F.D. Roosevelt Avenue
San Juan, Puerto Rico 00920-2717

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On February 9, 2010

The special meeting of shareholders of Doral Financial Corporation (“Doral Financial”) will be held on the second floor of the Doral Financial Plaza Building, 1451 F.D. Roosevelt Avenue, San Juan, Puerto Rico on February 9, 2010, beginning at 8:00 a.m., AST, to vote on the following matters as described in the accompanying proxy statement:

1. A proposal to authorize and approve an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 97,500,000 to 300,000,000 and the number of authorized shares of our capital stock from 137,500,000 to 340,000,000 and;

2. A proposal to authorize and approve, for purposes of the rules of the New York Stock Exchange, the potential issuance of up to 25,000,000 shares of our common stock (“Proposed Issuance”) in connection with the proposed exchange (the “Exchange Offer”) of our 7.00% Noncumulative Monthly Income Preferred Stock, Series A (the “Series A preferred stock”), 8.35% Noncumulative Monthly Income Preferred Stock, Series B (the “Series B preferred stock”), 7.25% Noncumulative Monthly Income Preferred Stock, Series C (“Series C preferred stock”), and 4.75% Perpetual Cumulative Convertible Preferred Stock (the “convertible preferred stock, and together with the Series A preferred stock, Series B preferred stock and Series C preferred stock, the “Preferred Stock”) upon the terms and conditions set forth in our Registration Statement on Form S-4, as filed with the Securities and Exchange Commission on December 22, 2009, as it may be amended from time to time (the “Registration Statement”); and

3. The transaction of such other business as may properly come before the meeting or any adjournment thereof. Management at present knows of no other business to be brought before the meeting.

The text of the proposed amendments to our Restated Certificate of Incorporation described in Proposal 1 is attached as Annex A to the accompanying proxy statement.

Only shareholders of record as of the close of business on January 25, 2010 are entitled to notice of, and to vote, at the special meeting or any adjournments thereof. A list of these shareholders will be available for inspection for a period of ten days prior to the special meeting at the office of Doral Financial at the ninth floor of the Doral Financial Plaza Building, 1451 F.D. Roosevelt Avenue, San Juan, Puerto Rico, and will also be available for inspection at the meeting itself.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED STAMPED ENVELOPE.

By order of our Board of Directors,

Enrique R. Ubarri-Baragaño
Secretary

Dated: January 29, 2010

Page

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
PROXY STATEMENT	1
GENERAL QUESTIONS ABOUT THE SPECIAL MEETING	1
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS	4
SECURITY OWNERSHIP OF MANAGEMENT, DIRECTORS AND PRINCIPAL HOLDERS	5
PROPOSAL 1 — AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK AND COMMON STOCK	6
Effect of the Increase of our Authorized Share Capital	6
Future Acquisition Opportunities	7
No Appraisal Rights	7
Required Vote	7
Vote Recommendation	7
PROPOSAL 2 — PROPOSAL TO AUTHORIZE AND APPROVE, FOR PURPOSES OF THE RULES OF THE NEW YORK STOCK EXCHANGE, THE POTENTIAL ISSUANCE OF UP TO 25,000,000 SHARES OF OUR COMMON STOCK IN CONNECTION WITH THE PROPOSED EXCHANGE OF OUR PREFERRED STOCK	8
Required Vote	8
Vote Recommendation	8
INTERNET AVAILABILITY	9
OTHER MATTERS	9
SHAREHOLDER PROPOSALS AND NOMINATIONS FOR THE 2010 ANNUAL MEETING	9
ANNEX A — PROPOSED AMENDMENTS TO RESTATED CERTIFICATE OF INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK AND COMMON STOCK	A-1

i

Preliminary proxy statement dated January 15, 2010

This proxy statement will be revised to reflect actual facts at the time of filing of the definitive proxy statement.

Doral Financial Corporation
1451 F.D. Roosevelt Avenue
San Juan, Puerto Rico 00920-2717

PROXY STATEMENT

This proxy statement contains information related to the special meeting of shareholders of Doral Financial Corporation (“Doral Financial” or “Corporation”) to be held on the second floor of the Doral Financial Plaza Building, 1451 F.D. Roosevelt Avenue, San Juan, Puerto Rico on February 9, 2010, beginning at 8:00 a.m., AST, and any postponements or adjournments thereof. Doral Financial anticipates that this proxy statement and the accompanying form of the proxy will be mailed to shareholders commencing on or about January 29, 2010.

GENERAL QUESTIONS ABOUT THE SPECIAL MEETING

Who is soliciting my vote?

The Board of Directors of Doral Financial is soliciting your vote at the special meeting.

What am I being asked to vote on at the Special Meeting?

You will be asked to vote upon:

(1) A proposal to authorize and approve an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 97,500,000 to 300,000,000 and the number of authorized shares of our capital stock from 137,500,000 to 340,000,000. The text of the proposed amendments to our Restated Certificate of Incorporation described in Proposal 1is attached as Annex A to this proxy statement.

(2) A proposal to authorize and approve, for purposes of the rules of the New York Stock Exchange, the potential issuance of up to 25,000,000 shares of our common stock, which would be in excess of 20% of our outstanding common stock, in connection with the proposed exchange of our Preferred Stock upon the terms and conditions set forth in the Registration Statement.

(3) The transaction of such other business as may properly come before the meeting or any adjournment thereof.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, BNY Mellon Shareowner Services, LLC, you are considered the “stockholder of record” with respect to those shares. The proxy materials have been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The proxy materials have been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the proxy or voting instructions included in the mailing or by following their instructions for voting by telephone or on the Internet.

Who is entitled to vote?

Only shareholders of record at the close of business on the record date, January 25, 2010, are entitled to receive notice of the special meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment thereof. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon. As of the close of business on January 29, 2010, there were 62,064,304 shares of the Corporation’s common stock outstanding.

Please note that if you hold your shares in “street name” (that is, through a broker, bank or other nominee), you will need to bring appropriate documentation from your broker, bank or other nominee to personally vote at the meeting.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors. The Board’s recommendation for each proposal is set forth below.

Amendment to our Restated Certificate of Incorporation to Increase the Number of Authorized Shares of our Common Stock and Capital Stock (page 6).	The Board has approved this amendment and recommends a vote “FOR” this proposal.
Proposal to authorize and approve, for purposes of the rules of the New York Stock Exchange, the potential issuance of up to 25,000,000 shares of our common stock in connection with the proposed exchange of our Preferred Stock upon the terms and conditions set forth in the Registration Statement (page 8).	The Board has approved this issuance of shares of common stock and recommends a vote “FOR” this proposal.
Adjournment or Postponement of the Special Meeting to Permit Further Solicitation of Proxies (page 9).	The Board recommends a vote “FOR” this proposal.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by our Board of Directors or, if no recommendation is given, in their own discretion. Management at present knows of no other matter to be brought before the meeting.

What constitutes a quorum for the Special Meeting?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 62,064,304 shares of our common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting for purposes of determining the presence of a quorum. A “broker non-vote” occurs when a broker, bank or other nominee indicates on the proxy card that it does not have discretionary authority to vote on a particular matter.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to Doral Financial, it will be voted as you direct. If you are a registered shareholder of record and attend the meeting, you may deliver your completed proxy card in person. Alternatively, in lieu of signing the accompanying proxy card and returning it to Doral Financial, registered shareholders can vote their shares over the Internet, or by calling a specially designated telephone number. These Internet and telephone voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to provide their voting instructions and to confirm that their instructions have been recorded properly. Specific instructions for shareholders of record who wish to use the Internet or telephone voting procedures are set forth on the enclosed proxy card. A proxy may be revoked at any time prior to the voting at the meeting by submitting a later dated proxy (including a proxy via the Internet or by telephone) or by giving timely written notice of such revocation to the Secretary of Doral Financial.

“Street name” shareholders who wish to vote at the meeting will need to obtain a proxy from the broker, bank or other nominee that holds their shares. “Street name” shareholders may vote by telephone or the Internet if their banks or brokers make those methods available. If that is the case, each bank or broker will enclose instructions with the proxy statement.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of Doral Financial either a notice of revocation or a duly executed proxy, bearing a later date. The powers of the proxy holders with respect to your proxy will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What vote is required to approve each item?

The affirmative vote of a majority of the outstanding shares of common stock is required for the proposed amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of common stock and the number of authorized shares of capital stock (Proposal 1). Since abstentions and broker non-votes will not be voted for this proposal, they will have the same legal effect as a negative vote. Additionally, the failure to vote will have the same effect as a “no.”

The rules of the NYSE require that Proposal 2 be approved by our stockholders representing a majority of the votes cast on the proposal (provided that the total votes cast on the proposal represent 50% of the outstanding shares of our common stock entitled to vote on the proposal). Since abstentions and broker non-votes will not be voted for this proposal, they will have the same legal effect as a negative vote. Additionally, the failure to vote will have the same effect as a “no.”

Who will bear the costs of soliciting proxies for the Special Meeting?

We will bear the cost of soliciting proxies for the special meeting. We do not intend to solicit proxies otherwise than by the use of the mails but certain of our officers and regular employees or our subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to solicit proxies. Proxy material will also be distributed at our expense by brokers, nominees, custodians and other similar parties.

Who will count the vote?

Representatives of our transfer agent, BNY Mellon Shareowner Services, LLC, will tabulate the votes.

How are my votes counted?

You may vote for or against or you may abstain on each proposal. If you abstain from voting on a proposal, your shares will be counted as present for purposes of establishing a quorum, and the abstention will have the same effect as a vote against that proposal.

Could other matters be decided at the meeting?

We do not know of any other matters that may come before the special meeting. However, if any new matter requiring the vote of our shareholders is properly presented before the special meeting, proxies may be voted with respect thereto at the discretion of the proxy holders.

What happens if the meeting is postponed or adjourned?

Your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

Other Information

Please contact Roberto Reyna, our Investors Relations Manager, at (787) 474-6298 if you need directions to be able to attend the meeting and vote in person.

The contents of our corporate website (http://www.doralfinancial.com) are not incorporated by reference into this Proxy Statement.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Statements in this document regarding future events, performance or results are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (which we refer to as the “PSLRA”) and are made pursuant to the safe harbors of the PSLRA. Actual results could be quite different from those expressed or implied by the forward-looking statements. Do not unduly rely on forward-looking statements; they give our expectations about the future and are not guarantees. Forward-looking statements speak only as of the date they are made and we do not undertake any obligation to update them to reflect changes that occur after that date. A number of factors could cause results to differ significantly from our expectations, including, among others, any failure to obtain the shareholder approvals sought in this document.

[The rest of the page intentionally left in blank.]

SECURITY OWNERSHIP OF MANAGEMENT, DIRECTORS AND PRINCIPAL HOLDERS

The following table shows, as of January 25, 2010, the amount of our common stock beneficially owned (unless otherwise indicated in the footnotes) by (1) each stockholder known by us to own beneficially more than 5% of our common stock, (2) each director, (3) each executive officer (including former executive officers) of the Corporation (the “named executive officers”) and (4) by all of our directors and executive officers as a group. The information is based on reports filed with the SEC and information provided by the persons named below. No director, nominee or executive officer owned shares of our preferred stock as of such date. On July 19, 2007, Doral Holdings Delaware, LLC, a newly formed entity in which Irving Place Capital (formerly known as Bear Stearns Merchant Banking) and other investors including funds managed by Marathon Asset Management, Perry Capital, the DE Shaw Group and Tennenbaum Capital purchased 48,412,698 shares of common stock for an aggregate purchase price of $610.0 million.

Amount and Nature
	of Beneficial		Percent
Name of Beneficial Owner	Ownership(1)		of Class

Directors
Frank Baier(2)	—		**
Dennis G. Buchert	—		**
James E. Gilleran	—		**
Douglas L. Jacobs	—		**
David E. King(2)	—		**
Mark Kleinman(2)	—		**
Howard M. Levkowitz(2)	—		**
Raymond J. Quinlan	—		**
Gerard L. Smith	—		**
Management (including former executive officers)
Glen R. Wakeman(3)*	33,129		**
Lesbia Blanco(4)(5)	1,559		**
Robert Wahlman	—		**
Paul Makowski(5)	—		**
Christopher C. Poulton(5)	1,500		**
Enrique R. Ubarri(5)	—		**
Marito Domingo(5)(6)	—		**
All directors and executive officers as a group, consisting of 16 persons, including those named above	36,188		**
Other Principal Holders
Doral Holdings Delaware, LLC	48,412,698	(7)(8)	78.0%
Doral GP Ltd.
Doral Holdings, L.P.
C/O Irving Place Capital 277 Park Avenue New York, NY 10172

 * Mr. Wakeman is also a director of Doral Financial.

** Represents less than 1% of Doral Financial’s outstanding common stock.

(1)	Except as noted in the footnotes below, the information is based on the SEC’s definition of “beneficial ownership,” which is broader than ownership in the usual sense. For example, under SEC rules you beneficially own stock not only if you hold it directly, but also if you indirectly (through a relationship, a position as a director or trustee or a contract or an understanding) have or share the power to vote the stock or to sell it, or if you have the right to acquire it within 60 days.

(2)	The named director also is a director of Doral GP Ltd., which is the general partner of Doral Holdings, L.P., which is the managing member of Doral Holdings Delaware, LLC, which is the holder of 48,221,343 shares of common stock of Doral Financial. In his capacity as a director of Doral GP Ltd., the named director does not have voting or dispositive power over such shares. Except for Mr. Baier, the named director is also a senior managing director of an entity which may hold (or affiliates of which may hold) shares of common stock of Doral Financial and which is affiliated with limited partners in Doral Holdings, L.P. and members of Doral Holdings Delaware, LLC and Doral GP Ltd. In his capacity as a senior managing director, the named director does not have voting or dispositive power over such shares. The named director disclaims beneficial ownership of any shares referred to herein.

(3)	Includes 10,000 shares that represent restricted share units that vested in July 2007. In addition, Mr. Wakeman has an investment of $4,000,000 in Doral Holdings, L.P.

(4)	Includes 105 shares owned by spouse.

(5)	191,355 shares of common stock are owned directly by Doral Strategic Co-Investment, L.P. (“Doral Strategic”). Of a total investment of $2,500,000 in Doral Strategic made by Doral Financial’s officers, Ms. Blanco, Mr. Makowski, Mr. Poulton, Mr. Ubarri and Mr. Domingo invested $300,000, $100,000, $100,000, $300,000 and $700,000, respectively.

(6)	Mr. Domingo served as an Executive Officer of the Company until March 25, 2009.

(7)	Based on information filed with the SEC jointly by Doral Holdings Delaware, LLC, Doral Holdings L.P. and Doral GP Ltd. of the total number of shares shown, 48,221,343 shares are held by Doral Holdings Delaware, LLC. Doral Holdings. L.P. acts as the managing member of Doral Holdings Delaware, LLC and Doral GP Ltd. serves as the general partner of Doral Holdings L.P. Accordingly, each of Doral Holdings L.P. and Doral GP Ltd. may be deemed to be an indirect beneficial owner of the shares of common stock owned directly by Doral Holdings Delaware, LLC. Each of Doral Holdings L.P. and Doral GP Ltd. disclaims beneficial ownership of such shares, except to the extent of its pecuniary interest therein.

(8)	Doral GP Ltd. is the general partner of Doral Strategic. Accordingly, Doral GP Ltd. may be deemed to be an indirect beneficial owner of the shares of common stock owned directly by Doral Strategic. Doral GP Ltd. disclaims beneficial ownership of such shares, except to the extent of its pecuniary interest therein.

PROPOSAL 1 — AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK AND COMMON STOCK

On January 13, 2010, our Board of Directors adopted a resolution to amend our Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 97,500,000 to 300,000,000 and the number of authorized shares of our capital stock from 137,500,000 to 340,000,000. Our Board strongly recommends the approval by our shareholders of this amendment.

Our Restated Certificate of Incorporation presently authorizes the issuance of 137,500,000 shares of capital stock, divided into 97,500,000 shares of common stock, $0.01 par value per share, and 40,000,000 shares of preferred stock, $1.00 par value per share. As of January 25, 2010, 62,064,304 shares of common stock and 7,500,850 shares of preferred stock were issued and outstanding.

The additional shares of common stock to be authorized by adoption of the amendment would have rights identical to the shares of common stock currently outstanding. Adoption of the proposed amendment and issuance of the common stock would not affect the rights of the holders of currently outstanding common stock, except for effects incidental to increasing the number of shares of our common stock outstanding, such as dilution of the earnings per share and voting power of current holders of common stock. If the amendment is adopted, it will become effective upon the filing of a Certificate of Amendment to our Restated Certificate of Incorporation with the Puerto Rico Department of State. It is anticipated that the appropriate filing to effect the increase in authorized share capital will be made as soon as practicable following approval of this proposal. The full text of the proposed amendment to our Restated Certificate of Incorporation is set forth in Annex A to this proxy statement.

Effect of the Increase of our Authorized Share Capital

If this proposed amendment to our Restated Certificate of Incorporation is adopted, the additional authorized shares of common stock will be available for issuance at the discretion of the Board for any corporate purpose, including, among other things, stock splits, stock dividends, redemption and exchanges, public or private stock offerings or acquisitions, without further action by the shareholders, except as may be required by applicable laws or regulations, or the rules of the NYSE. If this proposed amendment is approved by shareholders all shares authorized by the amendment will be available for issuance. Although we do not have any specific commitments for the issuance of the additional shares of capital stock for which authorization is solicited, our Board believes that it would be desirable for the shareholders to authorize such additional shares at this time so that we are prepared to meet possible future needs for such shares without delay.

Future Acquisition Opportunities

We continue to explore opportunities for growth and expansion both organically and by acquisition, including FDIC-assisted acquisitions for banks which fail and are placed in receivership. If this proposed amendment to our Restated Certificate of Incorporation is adopted, the additional authorized shares of common stock could be issued in connection with such acquisitions. At this moment we do not have any specific commitments or agreements related to acquisitions. However, our Board believes that it would be desirable for the shareholders to approve this proposal at this time so that we are prepared to take advantage of possible acquisition opportunities that may arise in the future without delay.

We may have opportunities to acquire the assets and liabilities of failed banks in FDIC-assisted transactions. Although these transactions typically provide for FDIC assistance to an acquirer to mitigate certain risks, such as sharing exposure to loan losses and providing indemnification against certain liabilities of the failed institution, we would still be subject to many of the same risks we would face in acquiring another bank in negotiated transactions, including risks associated with maintaining customer relationships and failure to realize the anticipated acquisition benefits in the amounts and within the timeframes we expect. In addition, because these acquisitions are structured in a manner that would not allow us the time and access to information normally associated with preparing for and evaluating a negotiated acquisition, we may face additional risk in FDIC-assisted transactions, including additional strain on management resources, management of problem loans, problems related to integration of personnel and operating systems and impact to our capital resources requiring us to raise additional capital. We cannot assure you that we will be successful in overcoming these risks or any other problems encountered in connection with FDIC-assisted transactions. Our inability to overcome these risks could have a material adverse effect on our business, financial condition and results from operations.

No Appraisal Rights

Under applicable Puerto Rico law, our shareholders are not entitled to appraisal rights with respect to this proposed amendment to our Restated Certificate of Incorporation to effect the increase in our authorized shares of capital and common stock.

Required Vote

The affirmative vote of a majority of the outstanding shares of common stock is required for the proposed amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of common stock and the number of authorized shares of capital stock. Since abstentions and broker non-votes will not be voted for this proposal, they will have the same legal effect as a negative vote. Additionally, the failure to vote will have the same effect as a “no.”

Vote Recommendation

The Board has approved this amendment to our Restated Certificate of Incorporation and recommends a vote “FOR” this proposal.

PROPOSAL 2 — PROPOSAL TO AUTHORIZE AND APPROVE, FOR PURPOSES OF THE RULES OF THE NEW YORK STOCK EXCHANGE, THE POTENTIAL ISSUANCE OF UP TO 25,000,000 SHARES OF OUR COMMON STOCK IN CONNECTION WITH THE PROPOSED EXCHANGE OF OUR PREFERRED STOCK

We are proposing, for purposes of the rules of the New York Stock Exchange, the potential issuance of up to 25,000,000 shares of our common stock, which would be in excess of 20% of our outstanding common stock, in connection with the proposed exchange of our Preferred Stock upon the terms and conditions set forth in the Registration Statement, the related prospectus and related letter of transmittal. The exact number of shares of common stock to be issued in the Exchange Offer will depend on the number of shares of Preferred Stock tendered in the Exchange Offer. No further stockholder authorization for this issuance will be solicited.

Our common stock is listed on the New York Stock Exchange (“NYSE”) and, as a result, we are subject to the rules of the NYSE. Although we have not determined a ratio of exchange for the proposed Exchange Offer, we believe that the Exchange Offer may result in the issuance of more than 20% of the currently outstanding common stock. As a result, stockholder approval of the issuance is required by rule 312.03(c) of the NYSE Listed Company Manual. Rule 312.03(c) of the NYSE Listed Company Manual requires an issuer to obtain stockholder approval prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, in any transaction or series of related transactions, if (i) the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock or of securities convertible into or exercisable for common stock or (ii) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of common stock or of securities convertible into or exercisable for common stock.

Our Board of Directors believes that authorizing the issuance of the common stock in connection with the proposed Exchange Offer is in the best interests of our stockholders because, among other reasons, if such an offer was made and accepted it would reduce our future dividend obligations and improve our capital structure.

Authorizing the issuance of common stock will not ensure that we will proceed with the proposed Exchange Offer or that if we make such an offer, it will be accepted by holders of the Preferred Stock. Approval will, however, provide us with flexibility to undertake such a transaction if upon evaluation of market conditions we determine to proceed with such an offer. Based upon current market conditions, if we receive the requisite stockholder approval we would expect to proceed with such an offer as promptly as practicable.

If our stockholders vote to approve the issuance of the common stock, we plan to conduct the Exchange Offer on the terms and conditions set forth in the Registration Statement, the related prospectus and related letter of transmittal. In addition, if we proceed with the proposed Exchange Offer, we intend to file with the NYSE an application to list the shares of common stock issued in connection with the exchange. The common stock issued would dilute the percentage ownership of the holders of common stock currently outstanding, and their resale could have an adverse effect on the trading price of our common stock. We urge you to carefully read the Registration Statement, the related prospectus and related letter of transmittal, including the “Risk factors” section of the prospectus contained in the Registration Statement, before you make any decision regarding this proposal.

Required Vote

The rules of the NYSE require that this proposal be approved by our stockholders representing a majority of the votes cast on the proposal (provided that the total votes cast on the proposal represent 50% of the outstanding shares of our common stock entitled to vote on the proposal). Since abstentions and broker non-votes will not be voted for these proposals, they will have the same legal effect as a negative vote. Additionally, the failure to vote will have the same effect as a “no.”

Vote Recommendation

The Board has approved this Proposed Issuance and recommends a vote “FOR” this proposal.

INTERNET AVAILABILITY

Important Notice Regarding Internet Availability of Proxy Materials for the Special Meeting to be held on February 9, 2010: This proxy statement, the form of proxy card, the notice of special meeting and the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2008, and the Corporation’s quarterly report on Form 10-Q for the quarter ended September 30, 2009 are available at http://bnymellon.mobular.net/bnymellon/DRL.

OTHER MATTERS

Management knows of no matters that may be brought before the special meeting or any adjournment thereof other than those described in the accompanying notice of meeting and routine matters incidental to the conduct of the meeting. If any other matter should come before the special meeting or any adjournment thereof it is the intention of the persons named in the accompanying form of proxy or their substitutes to vote the proxies as recommended by our Board of Directors or, if no recommendation is given, in accordance with their own discretion.

SHAREHOLDER PROPOSALS AND NOMINATIONS FOR THE 2010 ANNUAL MEETING

Under Doral Financial’s bylaws, no business may be brought before an annual meeting, including nominations from shareholders, unless it is specified in the notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board or by a shareholder entitled to vote who has delivered written notice to the Corporate Secretary (containing certain information specified in the bylaws about the shareholder and the proposed action) not less than 90 or more than 180 days prior to the first anniversary of the preceding year’s annual meeting. However, if the annual meeting is called on a date that is not within thirty days before or after such anniversary date — that is with respect to the 2010 Annual Meeting of Shareholders between April 13, 2010 and June 12, 2010 — notice by a shareholder in order to be timely must be so received not later than the close of business on the fifteenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs. In addition, any shareholder who wishes to submit a nomination to the Board must deliver written notice of the nomination within this time period and comply with certain additional information requirements in the bylaws relating to shareholder nominations.

These requirements are separate from and in addition to the SEC’s requirements that a shareholder must meet in order to have a shareholder proposal included in Doral Financial’s proxy statement. According the SEC’s requirements, shareholder proposals intended to be included in Doral Financial’s proxy statement for the 2010 Annual Meeting Shareholders must have delivered such to the Corporate Secretary by December 9, 2009. You can obtain a copy of Doral Financial’s bylaws by writing to the Corporate Secretary at the address set forth on the cover page of this proxy statement.

Shareholder proposals should be directed to the attention of the Corporate Secretary of Doral Financial and otherwise follow the procedure prescribed in SEC Rule 14a-8.

The above Notice of Special Meeting and Proxy Statement are sent by order of our Board of Directors of Doral Financial Corporation.
Enrique R. Ubarri
Secretary

Dated: January 29, 2010

ANNEX A

PROPOSED AMENDMENTS TO RESTATED CERTIFICATE OF INCORPORATION TO INCREASE
NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK AND COMMON STOCK

1. The first paragraph of Article FOURTH of the Corporation’s Restated Certificate of Incorporation shall be amended as follows:

“FOURTH: The total number of shares of all classes of stock which the Corporation is authorized to issue is 340,000,000 (1) shares, consisting of 300,000,000(1) shares of Common Stock, $0.01 par value, and 40,000,000 shares of Serial Preferred Stock, $1.00 par value.”

(1)	Assumes approval of the proposed increase in the number of authorized shares of capital stock and common stock.

A-1